Others, net	12 Months Ended
Dec. 31, 2015
Others, net.
Others, net

18.  Others, net

Others, net, consist of the following:

	For the year ended December 31,
	2013	2014	2015
	RMB	RMB	RMB
Foreign exchange gains/(losses), net	92,761	(28,980)	(57,395)
Government financial incentives	120,301	214,623	392,022
Impairment of investments	—	—	(611,108)
Others	(19,507)	30,944	135,884

Total	193,555	216,587	(140,597)

Government financial incentives represent rewards provided by the relevant PRC municipal government authorities to the Group for business achievements made by the Group.  As there is no further obligation for the Group to perform, government financial incentives are recognized as other income when received. The amount of such government financial incentives are determined solely at the discretion of the relevant government authorities and there is no assurance that the Group will continue to receive these government financial incentives in the future.